LDR Holding Corporation Analyst Day February 23, 2016

Matt Norman Director, Investor Relations 2

Forward Looking Statement & Disclaimer 3 LDR cautions that statements in this presentation (including the oral commentary that accompanies it) are forward-looking statements. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our future results of operations or financial condition, prospects, business strategy and plans and objectives of management for future operations, the success of our worldwide sales and marketing efforts, the extent of market acceptance for our products and services, the future size of the global cervical disc market, the growth of the global cervical disc market, future revenues, future reimbursement, our ability to develop and bring to market new or enhanced products, and continuing uncertainty in the global economic environment, are forward-looking statements. The words “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors, including those that are described in greater detail in LDR’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) and other filings with the SEC. The forward-looking statements contained in this presentation speak only as of the date the statements are made and are based on information available to the company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not put undue reliance on any forward-looking statements. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These historical and forward-looking non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP measures is included in this presentation. This presentation refers to trademarks, such as LDR, LDR Spine, LDR Médical, Avenue, C-Plate, Easyspine, FacetBRIDGE, InterBRIDGE, MC+, MIVo, Mobi, Mobi-C, Mobidisc, ROI, ROI-A, ROI-C, ROI-T, SpineTune and VerteBRIDGE, which are protected under applicable intellectual property laws and are our property or the property of our subsidiaries. Solely for convenience, our trademarks and tradenames referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate in any way that we will not assert, to the fullest extent under applicable law, our rights to these trademarks and tradenames.

Christophe Lavigne President, Chief Executive Officer 4

Focus on Spine • Two Exclusive Technology Platforms  VerteBRIDGE ®  Mobi ® • Represented over 92% of Revenue in 2015 Attractive Financial Profile • $164M Revenue in 2015 • ~28% Exclusive Technology CAGR Since 2012 • 83.4% Gross Margin in 2015 Geographic Mix • U.S.: 81% Revenue in 2015 • OUS: 19% Revenue in 2015 Operations • Founded in France in 2000 • Global Headquarters in Austin, TX • More than 550 Employees Worldwide ROI-A® ROI-A® Oblique Avenue® L ROI-C® Mobi-C® LDR At-A-Glance 5

Experienced Management Team 6 Christophe Lavigne Chairman, President and CEO • Founder • 23 years in spine André Potgieter EVP, U.S. Sales • 23 years in spine • LDR since 2007 Bob McNamara EVP, Chief Financial Officer • 23 years in medical device and technology • Extensive experience in public and private technology sectors James Burrows EVP, Chief Operating Officer • 23 years in medical device and spine • LDR since 2004 Patrick Richard EVP, General Mgr, LDR Medical • Founder • 23 years in spine Joe Ross EVP, Global Marketing • 20 years in spine • LDR since 2010 Scott Way EVP, General Counsel • 18 years in both public and private sectors • 10 years medical device

LDRH: A Story of Excellence 7 CDR Excellence Mobi-C® A New Surgical Excellence MIVo™ Excellence in Innovation Product Pipeline Vision for the Future

LDRH: Reporting Structure 8 Beginning in 2016, we will breakout revenue in the following three categories: Mobi-C • Breakout between Mobi-C U.S. and OUS • No breakout Mobi-C one and two-level VerteBRIDGE products, new MIVo products and Mobidisc • Global number • No breakout by product category • Pedicle screws, cages, cervical plates • No specific product revenue • Same as previously reported Mobi-C MIVo Traditional

Mobi-C Cervical Disc Replacement Device • First and only artificial cervical disc approved in the U.S. for both one and two-level indication • U.S. Approval in August 2013 • PMAs started in 2005 • One of the largest prospective, randomized clinical studies ever completed in spine • ~600 patients: 24 centers • 11 years of clinical experience • Over 40,000 implantations 9 5-Year Superiority Claim over Fusion for Two-Level Indication

Mobi-C: A Unique Design 10

Tailwinds • First 5-year peer reviewed publications available in Q1 2016 • Superiority claim for Mobi-C over fusion for two-level indication at 5 years (Q4 2015) • Cost efficiency study at 2 years (JAMA Surgery 2014) and at 5 years (JNS 2016 ) • NASS coverage policy recommendation for both one and two-level (Q4 2015) • Expansion in number of covered lives for one-level indication in 2H 2015 (179M lives covered*) • Cat. 1 CPT Code in place (Q1 2015) • PMA process creates significant barriers to entry Mobi-C: Market Status 11 Headwinds • Reimbursement for two-level indication (35M lives covered*) • U.S. Surgeon fees are higher for fusion than cervical disc replacement (CDR) • New technology and the mandatory training associated with it • Introduction of a new surgical treatment *Estimated covered lives as of date of LDR Fourth Quarter 2015 Earnings Call on February 17, 2016

The Last 2 Years Have Established a Foundation for Long-Term Mobi-C Success 12 Reimbursement 179M* lives covered for one-level indication 35M* lives covered for two-level indication Cat. 1 CPT code in place for one and two-level DRG code in place NASS reimbursement recommendation Clinical Evidence Approximately 50 podium presentations worldwide 3 peer-reviewed publications demonstrating safety and efficacy at 5 years 5-year FDA superiority claim over fusion for two-level indication Peer-reviewed cost efficiency studies published at 2 and 5 years 2 key one and two-level 5-year papers accepted and to be published by mid-2016 Sales and Marketing Hybrid sales org. with over 300 sales channels** (240 agencies/68 direct reps) Trained over 2,200 U.S. surgeons on Mobi-C Created Reimbursement and Education departments Built marketing campaign to educate surgeons and patients on Mobi-C Implemented strategy to cross-sell Mobi-C and VerteBRIDGE products                *Estimated covered lives as of date of LDR Fourth Quarter 2015 Earnings Call on February 17, 2016 ** As of December 31, 2015

In 2015, on average, we sold more than 13 $1M of Mobi-C per week

14 $0 $10 $20 $30 $40 $50 $60 $70 2013 2014 2015 M ill ion s Mobi-C Revenue US OUS U.S. Mobi-C CAGR = 259% Total Mobi-C CAGR = 129% U.S. Mobi-C $51.7 $28.8 79.2% Total Mobi-C $61.2 $37.6 62.7% Mobi-C Revenue History

Mobi-C: Today 15 Global 2015 CDR Market ($150M to $200M) LDRH Estimates LDRH 30% - 40% Rest of Market 60% – 70% Establishing a Leadership Position in CDR Market within 2 years Post U.S. Launch In just 2 years, Mobi-C has captured 30% – 40% global market share, generating more than $61M revenue in 2015 with only: - Partial U.S. territory coverage, and - ~30% of the U.S. surgeons trained (2,200 U.S. surgeons at YE 2015)

Market share shifting from existing $1.2B** U.S. cervical fusion market to CDR market Mobi-C: The Market Potential 16 Global CDR Market potential is estimated to be $800M+*, representing the fastest growing segment in the spine industry Dri ve rs Growing weight of clinical evidence in support of CDR with 7 years follow up More favorable reimbursement trends Two-level indication, with a superiority claim, expected to represent roughly half of the CDR market Patient demands for superior treatment will push the cervical market from fusion to CDR For the foreseeable future, potentially only 1 additional market participant with FDA approval for both one and two-level indications *LDRH Estimates **LDRH Estimates based on iDATA 2015 U.S. Markets for Spinal Implants, MRG 2015 Spinal Implants US Market Analysis

LDR
a passion for innovation®

# Mobi-C: Catalysts

**NASS Recommendation:**

In Q4 2015, NASS issued recommendation for reimbursement coverage for both one and two-level CDR

**Reimbursement:**

~37M additional lives covered for one-level CDR since August 2015

**Sales Coverage:**

Increase U.S. territory coverage with additional sales agencies and direct representation

**Publications:**

3 peer-reviewed publications demonstrating safety and efficacy at 5 years. 2 key one and two-level 5-year papers accepted and expected by mid-2016

**Training:**

Additional surgeons being trained on Mobi-C (~3,800 untrained today)

17

Mobi-C: Long Term Vision 18 Today: $1,000,000 per week Future Potential: $1,000,000 per day 100% territory coverage of the U.S. spine surgeon community Full reimbursement coverage for both one and two-level cervical disc replacement Cervical Disc Replacement accepted as the new standard of care for cervical treatment Broad distribution outside the U.S.

MIVo™ Minimal Implant Volume Surgery Introducing a new segment in the market place 19

MIVo: Minimal Implant Volume Unique Offering Creating a New Market Segment MIVo is a New Surgical Philosophy for treatment of the lumbar and cervical spine VerteBRIDGE Plating Technology as the Cornerstone of MIVo fusion No Pedicle Screws when used for lumbar spine The aim is to Reduce the Volume of Implants needed to treat specific spinal pathologies by 45% to 60% Maintain or Improve Clinical Outcomes Keeping Pedicle Screws as a back up plan, if needed 20

# MIVo: Lumbar Fusion Products

- Cornerstone of **MIVo** is our **VerteBRIDGE** technology and the inherent stability of the interbody construct
- **5** different approaches, **11** surgical alternatives:
  - Anterior, Anterior Oblique, Lateral, Postero lateral **(New)**, and Posterior **(New)**
  - ROI-A, ROI-A Oblique, Avenue L, Avenue T **(New)**, and Avenue P **(New)**
- Two new options for posterior stabilization
  - InterBRIDGE **(New)** and FacetBRIDGE **(New)**

ROI-A®



510(k) cleared

ROI-A® Oblique



510(k) cleared

Avenue® L



510(k) cleared

InterBRIDGE®



510(k) cleared

FacetBRIDGE™



510(k) cleared


ALIF
Oblique
ALIF
LLIF
TLIF
PLIF
0
90
180
270

21

In the next 3 years, LDR will introduce 8 new exclusive products under MIVo, including Avenue T, InterBRIDGE, FacetBRIDGE, Avenue P, and others 7 new products will address the MIVo lumbar fusion market creating a new market opportunity New products will address the cervical market to complement our existing product offering and strengthen our leadership position in cervical market Opportunistic to potential M&A to complement our exclusive product offering New Products LDRH: Pipeline MIVo Lumbar Focus MIVo Cervical Focus M&A 22

Additive Manufacturing • Exclusive partnership with Poly-Shape, one of the most advanced companies in additive manufacturing in Europe (serving Formula One™ race teams and companies developing aerospace applications) • Minority investment in the company occurred in Q4 2015 (including a seat on the Poly- Shape board) • Include new manufacturing capacity offered by additive manufacturing in our development process to bring new exclusive features • Product range expansion and new product design 23

Be the cervical disc worldwide leader with Mobi-C Expand U.S. sales coverage via our hybrid distribution model and maximize revenue with broader product portfolio Worldwide representation with direct entities in key markets Vision for the Near Future Introduce a new surgical philosophy, MIVo, supported by 8 new product introductions in the next 3 years and penetrate the lumbar spine market 24

James Burrows Executive Vice President, Chief Operating Officer 25

Operations 26 Manufacturing Engineering

IP Portfolio Issued U.S. Patents 47 Pending U.S. Applications 35 Issued O.U.S. Patents 400+ Pending O.U.S. Applications 85+ Unique Product Portfolio Broad and Deep IP Coverage No Patent Litigation to Date on Exclusive Technologies As of 12/31/15 27

Global Offices and Facilities • 67.4K sq-ft under lease • ~22K sq-ft being added in Q2 2016 to support company growth 28 • New facility is in final stages of construction • 10-year lease of approximately 83K sq-ft • Expected completion and move Q2 2016 • Additional R&D office located in Bordeaux Other Offices: Brazil (São Paulo), Asia (Hong Kong, Shanghai, Guangzhou, Beijing, and Singapore) Austin Troyes

LDR Supply Chain 29 LDR utilizes contract suppliers for all manufacturing processes • Key strategic supplier for each product line • Developing 2nd and 3rd suppliers for each product line • Majority of suppliers are located in France

LDR Development and Registration Process Product Development CE File Completion • During the Development Process, work begins on the CE registration and clinical plans • CE file completion allows for product introduction throughout the EU 30

LDR Development and Registration Process Product Development CE File Completion France & EU Beta-Launch U.S. 510K Clearance Process • Concurrent with our Beta-Launch in Europe we begin the 510(k) process in the U.S. • 510(k) process typically requires 30-180 days 31

LDR Development and Registration Process Product Development CE File Completion France & EU Beta-Launch U.S. 510K Clearance Process U.S. Beta-Launch France & EU Full Launch • Typically the U.S. Beta-Launch begins as we continue the EU Beta-Launch 32

LDR Development and Registration Process • U.S. Full Launch follows U.S. and EU Beta Launches as we begin our R.O.W. registration process • R.O.W. registrations are short for some countries but can take 2-3 years for others (Japan, China, Brazil) • LDR utilizes local consultants/agencies in some countries to facilitate the registration process Product Development CE File Completion France & EU Beta-Launch U.S. 510K Clearance Process R.O.W. Registrations and Launches U.S. Beta-Launch U.S. Full Launch France & EU Full Launch 33

LDR Development and Registration Process Product Development CE File Completion France & EU Beta-Launch U.S. 510K Clearance Process R.O.W. Registrations and Launches U.S. Beta-Launch U.S. Full Launch France & EU Full Launch Class III Device (Mobi-C) IDE and PMA Process • For Class III Products, like Mobi-C, the PMA process can take ~7 years or more 34

LDR
a passion for innovation®

# Regulatory Portfolio

- LDR has been issued more than 200 product registrations, approvals, or clearances
- Mobi-C and VerteBRIDGE products are registered in more than 40 countries
- LDR averaged more than 1 new implant registration, approval, or clearance per month in 2015


Mobi-C
MIVo
Traditional
Mobi-C®
ROI-C®
ROI-C® Lordotic
Avenue® L
ROI-A®
ROI-A® Oblique
Mobidisc®
FacetBRIDGE™
InterBRIDGE®
MC+®
C-Plate®
ROI®
ROI-T®
SpineTune® TL
Easyspine®

35

Mobi-C History and IDE/PMA Process 36 2005 2006 2008 2010 2011 2012 2013 2015 July 2005 – Pre-IDE Meeting with FDA October 2005 – Initial Submission to FDA for IDE Study March 2006 – IDE Approval April 2006 – First Patient Enrolled March 2008 – Last Patient Enrolled March 2010 – 2-Year Follow-up completed Jan. 2011 – Dec. 2012 - FDA PMA Process/Submissions October 2012 – Conditional Approval March 2013 – 5-Year Follow-up completed August 2013 – FDA PMA Approval Aug. 23, 2013 – First U.S. Mobi-C Surgery Post Approval March 2015 – 7-Year Follow-up to close the study completed

Comparison of One and Two-Level Overall Trial Success Through 5 Years 37 One-Level Overall Success Rates Two-Level Overall Success Rates 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 24M 36M 48M 60M P at ie n t P o p u la ti o n (% ) One-Level Mobi-C ACDF 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 24M 36M 48M 60M P at ie n t P o p u la ti o n (% ) Two-Level Mobi-C ACDF ** ** ** ** Superiority Claim @ 24 months & 60 months Mobi-C patients had statistically superior two-level overall study success as compared to ACDF at all timepoints Mobi-C maintains improvement in one-level overall study success as compared to ACDF at all timepoints * * * * * * * * ** * Non-inferiority of Mobi-C over ACDF (p<0.0001), Farrington-Manning test **Statistical superiority of Mobi-C over ACDF (p<0.0001), Fisher Exact test

Secondary Surgeries at Index Level Through 5 Years 38 Mobi-C patients had fewer secondary surgeries than ACDF at all timepoints One-Level Secondary Surgeries Two-Level Secondary Surgeries 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 24M 36M 48M 60M % o f R an d omi ze d P at ie n ts One-Level Mobi-C ACDF 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 24M 36M 48M 60M % o f R an d omi ze d P at ie n ts Two-Level Mobi-C ACDF * *Significant difference between groups (Fisher’s exact test, p < 0.05) * * * * * * *

Two-Level Adjacent Level Degeneration from Baseline Through 5 Years 39 Mobi-C patients demonstrated less adjacent level degeneration than ACDF at all timepoints Superior Adjacent Segment Inferior Adjacent Segment 0% 10% 20% 30% 40% 50% 60% 70% 80% 12M 24M 36M 48M 60M Two-Level Superior Adjacent Segment Mobi-C ACDF 0% 10% 20% 30% 40% 50% 60% 70% 80% 12M 24M 36M 48M 60M Two-Level Inferior Adjacent Segment Mobi-C ACDF *Statistically significant difference (p<0.05) using Mann-Whitney U test to compare the changes of the assessments across the treatments * * * * * * * * * *

Strong and consistent 2-year and 5-year clinical data Obtained FDA approval in October 2015 to use our clinical evidence at 5 years, including Superiority at 5 Years This approval further supports our marketing of Mobi-C and may assist in obtaining reimbursement coverage Mobi-C Long-Term 5-Year Labeling 40 FDA approvals based on the primary endpoint and 2-year results Mobi-C approval in 2013 allowed promoting only 2-year results and claims Promoting longer-term evidence considered “off label promotion” by FDA 3 years ago LDR began pursuing approved 5-year claims for Mobi-C No precedent in Spine for obtaining FDA approved claims beyond 2 years

Mobi-C Long-Term 7-Year Results 41 Exceptional Mobi-C Patient Follow-Up Rates For One and Two-Level: More than 80% Closure of the Study 7-Year follow-up represents the end of the FDA requirement and initiates the closure of the study for Mobi-C

Mobi-C Long-Term 7-Year Results 42 Site Closures LDR plans to close out all sites by the end of 2016 Quality of the Results 7-year results consistent with findings at 5 years and we believe that we will statistically maintain: • Non-inferiority for one-level • Superiority for two-level

Clinical Presentations & Abstracts Presentations in 2015 • 46 Presentations (posters and podium) were given in 2015 on LDR products • 36 Podium presentations were given on Mobi-C results at 15 international meetings Upcoming for 2016 • 7 Presentations accepted for ISASS April 2016 • 5 Podium & 1 Poster presenting the Mobi-C 5-year data • 2 Posters presenting ROI-C data • 3 Presentations accepted for JSSR (Japan) April 2016 to present Mobi-C 5-year data • Abstract(s) submitted to IMAST to present Mobi-C 7-year data (July 2016), and submitted to NASS to present Mobi-C 7-year data (Oct 2016) 43

Mobi-C Published Literature Growing Weight of Clinical Evidence Supporting Mobi-C Published: • Davis, et al; J Neurosurg Spine, Jan. 2015; Two- level results at 48 months • Hisey, et al; J Spinal Disord Tech, May. 2015; One-level results at 48 months • Bae, et al; Spine, June. 2015; One and Two-Level results at 48 months 44 Accepted: (Expected publication by mid-2016) • Two-level results at 60 months. Accepted Dec. 2015 • One-level results at 60 months. Accepted Feb. 2016 ePublished: • Ament, et al; Neurosurgery, ePub Feb. 2016; Two-level Cost Utility vs Fusion at 60 months • K Kim, et al; Global Spine J, ePub Dec. 2015; One and Two- level Cervicogenic headaches at 60 months • Zigler, et al; Spine, ePub Jan 2016; One and Two-level Clinical and Radiographic follow up at 60 months • Jackson, et al; J Neurosurg Spine, ePub Jan 2016; Subsequent surgery rates at 60 months

Joe Ross Executive Vice President, Global Marketing 45

V. Evolution of Sales Channel VI. Update on Direct Sales Initiative Agenda 46 I. U.S. Marketing Organization II. Mobi-C® Cervical Disc III. U.S. Reimbursement IV. MIVo™ Fusion Marketing Sales

Market Development Professional Medical Education Communications & Events Healthcare Policy & Reimbursement Global Marketing Organization 47

The Mobi-C Opportunity 48

Cervical Disc Replacement Current U.S. Market 49 A View of the Current U.S. Cervical Disc Market • Market estimates vary widely with reports estimating the U.S. cTDR market at <$100 - $200 million • A sample view in 2015: U.S. Cervical Disc Market $125,000,000* Industry Adjusted APP $7,000* Procedures 17,857* *LDRH estimates

U.S. Cervical Disc Replacement Market Opportunity Disc Replacement Indications 50 Market reports estimate approximately 300,000 anterior cervical procedures annually in the U.S. • Procedures of three levels or more are off-label for cervical disc replacement, leaving approximately 234,000 one and two-level anterior cervical surgeries performed in the U.S. annually Estimates of current ACDF patients which could be candidates for cervical disc replacement range from 30%-50% Source: iDATA 2015 U.S. Markets for Spinal Implants, MRG 2015 Spinal Implants US Market Analysis Cervical Cage Level Mix One- Level 53% Two- Level 26% Multi- Level 21%

40% 60% 93,800 Procedures 140,700 Procedures U.S. Cervical Disc Replacement Market Opportunity 51 30% 70% 70,350 Procedures 164,150 Procedures Uses an industry adjusted APP of $7,000 50% 50% 117,250 Procedures 117,250 Procedures Mobi-C is uniquely well-positioned to be the market leader: • The first and currently only, on label two-level indication • Overall superiority claim for two-level applications • Simplified surgical technique • Proven materials Cervical Disc penetration into the ACDF procedure base will continue to expand due to: • Increasingly broad payer coverage • Dissemination of long-term evidence • Surgeon community proficiency • Patient demand 30% Market Penetration 40% Market Penetration 50% Market Penetration One and Two-Level Anterior U.S. Cervical Fusion Market Penetration Estimated U.S. Cervical Disc Market Opportunity ($ in millions)* $0 $200 $400 $600 $800 $1,000 $492.5 $0 $200 $400 $600 $800 $1,000 $656.6 $0 $200 $400 $600 $800 $1,000 $820.8 *LDRH Estimates

First Mover Advantage in Two-Level CDR 2008 Globus Secure-C NuVasive PCM 2010 2009 2011 Medtronic Bryan 2007 2013 2012 One-Level Two-Level Off-Label Use Synthes Prodisc-C Medtronic Prestige ST Overall Clinical Superiority Claim Creates a Major Barrier to New Entrants LDR Mobi-C LDR Mobi-C Approval 2013 On-Label Use 2014 2015 Medtronic Prestige LP 2016 52

Medical Education Cervical Solutions Training 2015 (Mobi-C and ROI-C) • Investment in training continued in 2015 • Numerous national and regional labs • Now more than 2,200 Surgeons Trained on Mobi-C 53 6,000 U.S. Spine Surgeons Mobi-C Trained 2,200 Not Trained 3,800

Mobi-C U.S. Surgeon Base Continuous Growth Since Launch 54 Q3:13 Q4:13 Q1:14 Q2:14 Q3:14 Q4:14 Q1:15 Q2:15 Q3:15 Q4:15 Number of S u rg eon s Mobi-C Individual Users Per Quarter

Mobi-C Reimbursement 55

Successful Reimbursement Strategy Has Three Related Components Coverage Payment Coding 56

Coding & Payment MS-DRG 2016 Medicare National Average Reimbursement 518 $17,270* * Represents a 65% increase from the DRG payment rate in 2014 CPT Code 2016 Medicare National Average Surgeon Reimbursement (inpatient and hospital outpatient) 22856 (one-level) $1,690 +22858 (two-level) $530 (incremental) 57

Coverage: Mobi-C Recent Milestones Five-Year FDA Claims • Via a comprehensive submission of our complete 5-year data set, we have recently received approval to use our clinical evidence at 5 years in our marketing and promotional materials; Including, superiority at 5 years for the two-level application • This approval further supports our marketing of Mobi-C and may assist in obtaining reimbursement coverage NASS • Revised their formal coverage recommendation for Cervical Artificial Disc Replacement (CADR) • Includes support for both one and two-level CADR when clinically indicated • “Rationale for coverage of CADR is based on the indications and results of many randomized controlled trials (RCTs) that have compared the procedure to what most would consider the gold standard surgical treatment, anterior cervical discectomy and fusion (ACDF)." 58

Coverage: Mobi-C Recent Milestones Medicare • Medicare silent on coverage for cervical arthroplasty nationally • Previously two contractors had cervical arthroplasty on non-covered services list (Noridian in West and First Coast in Florida) – Recently LDRH was able to get them to remove, so now no negative coverage • Impact: • Opens up Medicare as needed on case-by-case basis across country • Signals positive news and removes another barrier to private insurers Medicaid • Medi-Cal (CA Medicaid) now covers one-level and two-level cervical arthroplasty (12M covered lives in California) 59

Coverage: Mobi-C Recent Milestones Publications • Jackson et al. five-year, one-level and two-level secondary surgery outcomes e-published week of January 18, 2016 • Sent to all payers for review – key outcome for insurers • Ament et al. five-year, two-level cost-effectiveness study published week of February 8, 2016 • Five-year IDE study outcomes on two-level accepted for publication • Five-year IDE study outcomes on one-level accepted for publication We anticipate these publications will support broader coverage for Cervical Disc Replacement 60

# One-Level and Two-Level Coverage

## One-Level Coverage

**More than 179M lives covered by payers**

- Univera Healthcare (Feb 2016)
- Excellus BCBS (Feb 2016)
- Capital BC (Dec 2015)
- BCBS Massachusetts (Dec 2015)
- BCBS NE Pennsylvania (Dec 2015)
- BCBS North Carolina (Dec 2015)
- Medi-Cal (Dec 2015)
- BCBS Federal Employee Program (Nov 2015)
- BCBS Nebraska (Oct 2015)
- First Choice (Oct 2015)
- BCBS Tennessee (Sep 2015)
- Premera BC (Sep 2015)
- Blue Shield California (Sep 2015)
- BCBS Arizona (Sep 2015)
- BCBS NE NY/Western NY (Sep 2015)
- BCBS Arkansas (Aug 2015)
- BCBS Kansas/Kansas City (Aug 2015)
- Harvard Pilgrim (Jul 2015)
- Tufts Health Plan (Oct 2014)
- Geisinger Health Plan (Oct 2014)
- BCBS Alabama (Feb 2014)
- Cigna (Dec 2012)
- TriCare (Dec 2012)
- United (October 2011)
- Aetna
- Other BCBS (HCSC, Highmark, Horizon, BCBS Florida, BCBS Louisiana)
- Work Comp / Liability
- More than 60 others

## Two-Level Coverage

**More than 35M lives covered by payers**

- HMSA (BCBS Hawaii) (Dec 2015)
- Medi-Cal (Dec 2015)
- Medica (Nov 2015)
- Qual Choice (Oct 2015)
- PEHP Utah (Aug 2015)
- SelectHealth (Mar 2015)
- Preferred One (Feb 2015)
- Geisinger Health Plan (Oct 2014)
- Priority Health (Aug 2014)
- United Healthcare (May 2014)
- BCBS Louisiana (Dec 2013)
- Health Partners (Dec 2013)

*Two-Level cases may still be reimbursed prior to formal coverage*

61

2016 Reimbursement Strategy Communicate latest available evidence to national and regional payers in support of broad two-level coverage Build on the 2015 momentum Provide field reimbursement support to customers, educate and train new accounts, and develop key opinion leaders to work with payers Utilize Patient Advocacy Resource (PAR) to support case by case appeals with non- covering payers to create an environment for positive policy change 62

MIVo Lumbar Fusion Surgery 63

MIVo Lumbar Fusion Market Opportunity Source: iDATA 2015 U.S. Markets for Spinal Implants and US Markets for MIS MIVo Lumbar Fusion taps into one of the largest segments in spine, the multi-billion dollar Thoracolumbar Fusion Market $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2016 Thoracolumbar Fusion Market (US$) Degenerative (Screws and Plates) Interbody (Traditional and MIS) Spinous Process Fixation Facet Fixation Minimally Invasive Pedicle Screw 64

MIVo Lumbar Fusion Surgery Traditional (Open) • Large exposure, significant tissue disruption • Large implant volume • 1 large incision 65 Minimally Invasive (MIS) • Small exposure, reduced tissue disruption • Large implant volume • 4 small incisions Minimal Implant Volume (MIVo) • Small exposure, minimal tissue disruption • Small implant volume • 1 small incision

# MIVo Lumbar Fusion Surgery

## MIS Lumbar Spine Fusion



Anterior Interbody cages
- L4-5, L5-S1

Posterior MIS pedicle screws
- L4, L5, S1

## MIVo Lumbar Spine Fusion



Anterior Interbody cages
- Avenue L L4-L5
- ROI-A L5-S1

Posterior Interspinous fixation
- L4-L5 only

66

MIVo Lumbar Fusion Surgery 67

100% 39% 7% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Intact Disc Flexion-Extension Ra n ge of Mot io n C om b in e R O M as % o f In ta ct Intact Disc MIVo Lumbar Stand-Alone (ROI-A Cage + VerteBRIDGE Plates) MIVo Lumbar 360 (ROI-A Cage + VerteBRIDGE Plates + InterBRIDGE) Traditional (ROI-A Cage + Bilateral PS) MIVo Mechanical Testing 68 A MIVo Lumbar 360 construct reduces ROM by 93% (comparable to a traditional construct) to promote fusion. ROI-A Stand-Alone ROI-A + InterBRIDGE Traditional ALIF + Pedicle Screws Intact Disc Source: LDRH Biomechanical testing

ALIF ROI-A® ALIF Cage Anterior (0°) MIVo Lumbar Fusion Surgery 69

Oblique ALIF ROI-A® Oblique ALIF Cage Oblique (25°) MIVo Lumbar Fusion Surgery 70

LLIF Avenue® L Lateral Lumbar Cage Lateral (90°) MIVo Lumbar Fusion Surgery 71

TLIF Avenue® T TLIF Cage Transforaminal (135°) MIVo Lumbar Fusion Surgery 72

PLIF Avenue® P PLIF Cages Posterior (180°) MIVo Lumbar Fusion Surgery 73

ALIF Oblique ALIF LLIF MIVo Lumbar Fusion Surgery TLIF PLIF 74

LDR
a passion for innovation®

# MIVo Lumbar Fusion Surgery

## A New Philosophy

**Extending the benefits of VerteBRIDGE to new applications in the lumbar spine**

- Minimally Invasive
- 45% – 60% reduction of spinal hardware volume
- Reduced surgical trauma
- No pedicle screws, preserving them for future interventions
    - Extending the benefits of MIVo to the next surgery if needed


Avenue T + InterBRIDGE


Avenue T + FacetBRIDGE


Avenue L + InterBRIDGE


Avenue L + FacetBRIDGE


ROI-A Stand-Alone


ROI-A + InterBRIDGE


ROI-A + FacetBRIDGE

75

U.S. Sales 76

U.S. Sales Organization Direct Representatives Independent Sales Agencies Regional Sales Manager (RSM) Direct Representatives Independent Sales Agencies Regional Sales Manager (RSM) 77

U.S. Sales 2016 Strategies 78 Continue to drive U.S. growth with Mobi-C Drive ROI-C growth thru Mobi-C cross-selling initiatives Introduce U.S. sales team to new MIVo lumbar products (FacetBRIDGE and InterBRIDGE) Increase U.S. sales channels, both Sales Agencies and Direct Representatives Increase surgeon adoption thru cadaveric surgeon training Increase patient and Referring Physician Mobi-C awareness thru field based marketing initiatives

Bob McNamara Executive Vice President, Chief Financial Officer 79

120 100 80 60 40 140 20 0 180 160 2014 $141.3M 88.5% 11.5% $90.9M 80.1% 19.9% 2013 $111.6M 82.9% 17.1% 2012 2015 $164.5M 92.7% 7.3% Revenue Growth Through Exclusive Technology 80 22% CAGR – Total Revenue 28% CAGR – Exclusive Revenue 16% 2015 Growth v 2014 (21% CC) Exclusive Traditional $152.4M $125.0M $92.5M $72.8M

Global Base of Revenue 81 • LDR was founded in France • Leverage international surgeon input into new innovations and more easily extend international presence • Direct end-user pricing and sales channel control • Broad global presence – 19% of revenue outside the U.S. LDR’s Global Background Year Ended Dec. 31, 2015 – $164.5M Revenue R.O.W. 12% France 7% U.S. 81% By Geography

Strong Gross Margins 82 83.8% 83.9% 82.7% 83.4% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2012 2013 2014 2015 Exclusive Technology Supply Agreements Geographic Revenue Presence

Financial Performance 83 *Adjusted for stock-based compensation expense Revenue $90.9 $111.6 $141.3 $164.5 Growth % 16.6% 22.7% 26.6% 16.4% Gross Profit $76.1 $93.6 $116.8 $137.2 Gross Margin % 83.8% 83.9% 82.7% 83.4% Operating Income (Loss) ($1.3) ($2.3) ($10.7) ($22.5) Net Income (Loss) ($9.7) ($27.9) ($11.0) ($15.9) Adjusted EBITDA* $2.2 $3.0 ($0.8) ($6.9) Adjusted EBITDA Margin % 2.4% 2.7% NM NM

Revenue Growth by Category 2015 Using Prior Reporting Structure 84 *Revenue on a constant currency basis is calculated using the average foreign exchange rates in the monthly periods during the previous year and applying these rates to foreign-denominated revenue in the corresponding monthly periods in the current quarter. Total Revenue $44.5 12.7% 16.2% $164.5 16.4% 21.3% U.S. $36.9 15.4% 15.4% $133.8 22.1% 22.1% O.U.S. $7.6 1.0% 19.4% $30.6 (3.3%) 18.5% Exclusive $41.6 15.9% 18.3% $152.4 21.9% 25.4% Cervical $32.1 26.0% 28.6% $114.8 31.9% 35.9% Lumbar $9.4 (8.9%) (7.1%) $37.6 (0.9%) 1.5% Traditional $3.0 (18.9%) (4.7%) $12.0 (26.0%) (10.5%)

Revenue Growth by Category 2015 Using New Reporting Structure 85 U.S. Mobi-C Revenue in 2015 was $51.7M (up 79.2% over 2014) Total Revenue $44.5 12.7% 16.2% $164.5 16.4% 21.3% U.S. $36.9 15.4% 15.4% $133.8 22.1% 22.1% O.U.S. $7.6 1.0% 19.4% $30.6 (3.3%) 18.5% Mobi-C $18.3 54.3% 57.6% $61.2 62.7% 68.3% MIVo $23.3 (3.1%) (1.1%) $91.3 4.4% 7.0% Traditional $3.0 (18.9%) (4.7%) $12.0 (26.0%) (10.5%) *Revenue on a constant currency basis is calculated using the average foreign exchange rates in the monthly periods during the previous year and applying these rates to foreign-denominated revenue in the corresponding monthly periods in the current quarter.

Balance Sheet 86 Cash and Cash Equivalents $56.7 $73.9 $115.1 Working Capital $55.4 $98.9 $148.0 Total Assets $128.0 $161.8 $226.6 Short Term Debt, Net of Disc. $22.6 $5.4 $5.1 Long Term Debt, Net of Disc. $2.8 $19.6 $0.7

2016 Guidance Revenue 2015: $164.5M • Guidance for Revenue in 2016: $187.5M to $189.5M • Revenue Growth Rate for 2016: 14.0% to 15.2% • Potential Foreign Exchange Impact: Up to 1.0% • Constant Currency (CC) Revenue in 2016: $189.1M to $191.1M • CC Revenue Growth Rate for 2016: 15.0% to 16.2% Flow of Quarterly Revenue: • Growth in Low Teens for First Half of 2016 • Seasonal dip from 4Q-2015 to 1Q-2016 • Majority of direct reps hired in 2H of 2015 • Growth in High Teens for Second Half of 2016 • Direct reps more productive with experience • MIVo introduction of InterBRIDGE, FacetBRIDGE • Improvements in reimbursement landscape 87 $140 $150 $160 $170 $180 $190 $200 2015A 2016E M ill ion s $164.5 2016 Revenue Guidance: 14.0% to 15.2% Growth over 2015 $187.5 to $189.5 Operating Expenses: Continuing to Invest in Sales Channels, Surgeon Training, Reimbursement and New Product Introductions

Creating Sustainable Value For Shareholders 88 Value Creation Execution Strategic Drivers Clinical Evidence – Growing library of clinical publications Reimbursement Upside – Implemented effective reimbursement strategy Expanding Sales Channels – Built direct sales force (68 reps) and added sales agencies (240 agents) Surgeon Training – Over 2,200 surgeons trained on Mobi-C to date New Product Launches – Plans to roll out 8 new MIVo products in 3 years Capturing Market Share A market leader with PMA approved product, 5-year data, superiority claim, and cost effectiveness Growth Delivered consistent top-line revenue growth above annual guidance range Financial Resources Strong balance sheet with over $115M in cash* *As of December 31, 2015

Christophe Lavigne President, Chief Executive Officer 89

Be the cervical disc worldwide leader with Mobi-C Expand U.S. sales coverage via our hybrid distribution model and maximize revenue with broader product portfolio Worldwide representation with direct entities in key markets Vision for the Near Future Introduce a new surgical philosophy, MIVo, supported by 8 new product introductions in the next 3 years and penetrate the lumbar spine market 90

Thank You 91

Appendix Non-GAAP Recons 92

RECONCILIATION OF NET LOSS TO NON-GAAP FINANCIAL MEASURES 93 Net loss ($9.7) ($27.9) ($11.0) ($15.9) Interest (income) expense, net 4.6 10.1 0.9 0.5 Income tax (benefit) expense 1.2 1.7 1.4 (6.1) Depreciation and amortization 3.1 4.0 4.7 6.3 EBITDA (0.8) (12.1) (4.0) (15.2) Stock-based compensation 0.3 1.3 5.2 9.4 Other income, net 1.0 0.8 (2.0) (1.0) Beneficial conversion of promissory notes — 7.4 — — Change in fair value of common stock warrants 1.6 5.6 — — Non-GAAP adjusted EBITDA $2.2 $3.0 ($0.8) ($6.9) Non-GAAP adjusted EBITDA margin 2.4% 2.7% NM NM

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE ON A CONSTANT CURRENCY BASIS 94 Total Revenue $44.5 $1.4 $45.9 $39.5 $6.4 16.2% U.S. $36.9 — $36.9 $32.0 $4.9 15.4% O.U.S. $7.6 $1.4 $9.0 $7.5 $1.5 19.4% Exclusive $41.6 $0.9 $42.4 $35.8 $6.6 18.3% Cervical $32.1 $0.7 $32.8 $25.5 $7.3 28.6% Lumbar $9.4 $0.2 $9.6 $10.3 ($0.7) (7.1%) Traditional $3.0 $0.5 $3.5 $3.7 ($0.2) (4.7%)

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE ON A CONSTANT CURRENCY BASIS 95 Total Revenue $164.5 $6.9 $171.4 $141.3 $30.1 21.3% U.S. $133.8 — $133.8 $109.6 $24.2 22.1% O.U.S. $30.6 $6.9 $37.5 $31.7 $5.9 18.5% Exclusive $152.4 $4.4 $156.8 $125.0 $31.8 25.4% Cervical $114.8 $3.5 $118.3 $87.0 $31.2 35.9% Lumbar $37.6 $0.9 $38.6 $38.0 $0.6 1.5% Traditional $12.0 $2.5 $14.5 $16.2 ($1.7) (10.5%)

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE ON A CONSTANT CURRENCY BASIS 96 Total Revenue $44.5 $1.4 $45.9 $39.5 $6.4 16.2% U.S. $36.9 — $36.9 $32.0 $4.9 15.4% O.U.S. $7.6 $1.4 $9.0 $7.5 $1.5 19.4% Mobi-C $18.3 $0.4 $18.7 $11.9 $6.8 57.6% MIVo $23.3 $0.5 $23.7 $24.0 ($0.3) (1.1%) Traditional $3.0 $0.5 $3.5 $3.7 ($0.2) (4.7%)

RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE ON A CONSTANT CURRENCY BASIS 97 Total Revenue $164.5 $6.9 $171.4 $141.3 $30.1 21.3% U.S. $133.8 — $133.8 $109.6 $24.2 22.1% O.U.S. $30.6 $6.9 $37.5 $31.7 $5.9 18.5% Mobi-C $61.2 $2.1 $63.3 $37.6 $25.7 68.3% MIVo $91.3 $2.3 $93.5 $87.4 $6.1 7.0% Traditional $12.0 $2.5 $14.5 $16.2 ($1.7) (10.5%)